UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust Senior Floating Rate 2022 Target Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate 2022
Target Term Fund (FIV)
Semi-Annual Report
For the Six Months Ended
November 30, 2021

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Semi-Annual Report
November 30, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report.

Shareholder Letter
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Semi-Annual Letter from the Chairman and CEO
November 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”), which contains detailed information about the Fund for the six months ended November 30, 2021.
Inflation is not going away anytime soon. Federal Reserve (the “Fed”) Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month, up from the original target of $15 billion per month set in November 2021. At that pace, it should be done buying bonds in the open market by the end of March 2022. The Fed also foresees hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price Index (“CPI”) rate stood at 6.8% in November 2021, according to the U.S. Bureau of Labor Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.
The U.S. has not experienced this type of inflationary pressure, as measured by the CPI, since the early 1980s. Industry pundits, including First Trust Portfolios L.P., have been talking about how artificially low bond yields have been for at least the past decade. Until 2021, bond investors could rationalize accepting less return on their bonds because inflation was also artificially low, but that is no longer the case. As of mid-December 2021, the yield on the benchmark 10-Year Treasury Note (“T-Note”) was fluctuating between 1.40% to 1.50%. That puts the current real rate of return (bond yield minus inflation rate) on the 10-Year T-Note at around -5.3%, according to data from Bloomberg. Suffice it to say, that is not an attractive investment. From November 30, 1971 through November 30, 2021, a period which captures the last 50 years, the average real rate of return on the 10-Year T-Note was 2.2%. Something has got to give, and if inflation remains elevated, then bond yields are likely going higher, in my opinion.
For the record, we have seen bond yields attempt to normalize on a couple of occasions over the past decade. In both 2013 and 2018, the yield on the 10-Year T-Note peaked at 3.03% and 3.24%, respectively, but was not able to hold the 3.00% mark for long. Over the past decade, the Fed has expanded its balance sheet of assets from $2.90 trillion to $8.76 trillion. The Fed’s quantitative easing (bond buying) has everything to do with why bond yields have been so depressed for so long, and it is time to let investors and the markets determine where yields and prices should trade. Let the fundamentals drive the process. The low interest rate climate has been a boon for equity investors. Corporate earnings have been strong even in the face of the coronavirus pandemic. If bond yields trend higher in the months ahead, investors should anticipate higher levels of volatility in both the stock and bond markets. Considering the guidance that we have been given by the Fed, I believe that investors should use this time to assess their holdings and adjust accordingly, if necessary, to the new higher-rate climate that is likely heading our way.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
“AT A GLANCE”
As of November 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FIV
Common Share Price	$9.72
Common Share Net Asset Value (“NAV”)	$9.75
Premium (Discount) to NAV	(0.31)%
Net Assets Applicable to Common Shares	$349,497,789
Current Monthly Distribution per Common Share(1)	$0.0078
Current Annualized Distribution per Common Share	$0.0936
Current Distribution Rate on Common Share Price(2)	0.96%
Current Distribution Rate on NAV(2)	0.96%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 11/30/21	1 Year Ended 11/30/21	Inception (12/21/16) to 11/30/21	Inception (12/21/16) to 11/30/21
Fund Performance(3)
NAV	1.38%	5.74%	3.55%	18.80%
Market Value	3.20%	13.03%	3.17%	16.65%
Index Performance
S&P/LSTA Leveraged Loan Index	1.59%	5.94%	4.23%	22.71%
(1)	Most recent distribution paid or declared through November 30, 2021. The most recent distribution was paid on November 15, 2021.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
“AT A GLANCE” (Continued)
As of November 30, 2021 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Commercial Paper
A	1.8%
A-	4.2
BBB+	46.0
BBB	25.1
BBB-	22.9
Total	100.0%

Industry Classification	% of Commercial Paper
Electric Utilities	14.8%
Oil, Gas & Consumable Fuels	13.4
Equity Real Estate Investment Trusts (REITs)	13.2
Automobiles	12.0
Electronic Equipment, Instruments & Components	8.8
IT Services	6.0
Chemicals	4.4
Tobacco	4.4
Beverages	4.4
Capital Markets	3.7
Real Estate Management & Development	3.6
Trading Companies & Distributors	2.6
Machinery	2.4
Food & Staples Retailing	2.3
Industrial Conglomerates	1.8
Health Care Providers & Services	1.6
Diversified Telecommunication Services	0.6
Total	100.0%
Top 10 Issuers	% of Net Assets
CNPC Finance HK Ltd.	4.0%
Alexandria Real Estate Equities, Inc.	4.0
Welltower, Inc.	4.0
VW Credit, Inc.	4.0
Cabot Corp.	4.0
CenterPoint Energy, Inc.	4.0
Arrow Electronics, Inc.	4.0
Fiserv, Inc.	4.0
WEC Energy Group, Inc.	4.0
BAT International Finance PLC	4.0
Total	40.0%

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Management
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Semi-Annual Report
November 30, 2021 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Investment Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2021, the First Trust Leveraged Finance Investment Team managed or supervised approximately $7.30 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments
November 30, 2021 (Unaudited)
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER – 90.9%
	Automobiles – 10.9%
$3,000,000	General Motors Financial Co., Inc.	0.30%	12/02/21	$2,999,959
13,500,000	Harley-Davidson Financial Services, Inc.	0.26%	12/09/21	13,499,213
7,500,000	Hyundai Capital America	0.17%	12/10/21	7,499,794
2,000,000	VW Credit, Inc.	0.20%	12/02/21	1,999,986
6,800,000	VW Credit, Inc.	0.19%	12/03/21	6,799,929
5,200,000	VW Credit, Inc.	0.17%	12/09/21	5,199,835
				37,998,716
	Beverages – 4.0%
5,200,000	Constellation Brands, Inc.	0.19%	12/03/21	5,199,870
8,800,000	Constellation Brands, Inc.	0.22%	12/10/21	8,799,218
				13,999,088
	Capital Markets – 3.4%
11,800,000	Intercontinental Exchange, Inc.	0.18%	12/10/21	11,799,410
	Chemicals – 4.0%
8,700,000	Cabot Corp.	0.13%	12/07/21	8,699,788
5,300,000	Cabot Corp.	0.20%	12/08/21	5,299,852
				13,999,640
	Diversified Telecommunication Services – 0.5%
1,750,000	AT&T, Inc.	0.13%	12/14/21	1,749,909
	Electric Utilities – 13.4%
1,500,000	CenterPoint Energy, Inc.	0.18%	12/06/21	1,499,969
7,500,000	CenterPoint Energy, Inc.	0.19%	12/08/21	7,499,790
5,000,000	CenterPoint Energy Resources Corp.	0.19%	12/08/21	4,999,860
3,000,000	Dominion Energy, Inc.	0.20%	12/06/21	2,999,938
3,900,000	Electricite de France S.A.	0.15%	12/03/21	3,899,966
8,400,000	Ontario Power Generation, Inc.	0.16%	12/01/21	8,399,973
3,650,000	Sempra Energy	0.16%	12/15/21	3,649,764
14,000,000	WEC Energy Group, Inc.	0.17%	12/15/21	13,999,212
				46,948,472
	Electronic Equipment, Instruments & Components – 8.0%
12,000,000	Arrow Electronics, Inc.	0.24%	12/03/21	11,999,701
2,000,000	Arrow Electronics, Inc.	0.28%	12/08/21	1,999,862
14,000,000	Flex Ltd.	0.38%	12/08/21	13,998,754
				27,998,317
	Equity Real Estate Investment Trusts – 12.0%
14,000,000	Alexandria Real Estate Equities, Inc.	0.20%	12/01/21	13,999,939
3,800,000	Crown Castle International Corp.	0.26%	12/02/21	3,799,937
3,500,000	Crown Castle International Corp.	0.28%	12/08/21	3,499,759
6,700,000	Crown Castle International Corp.	0.27%	12/15/21	6,699,297
10,000,000	Welltower, Inc.	0.18%	12/01/21	9,999,965
4,000,000	Welltower, Inc.	0.19%	12/10/21	3,999,857
				41,998,754
	Food & Staples Retailing – 2.1%
7,300,000	Walgreens Boots Alliance, Inc.	0.19%	12/03/21	7,299,906
	Health Care Providers & Services – 1.5%
5,100,000	Cigna Corp.	0.17%	12/01/21	5,099,982
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Industrial Conglomerates – 1.6%
$5,700,000	Hitachi America Capital Ltd.	0.18%	12/08/21	$5,699,840
	IT Services – 5.4%
4,900,000	Fidelity National Information Services, Inc.	0.21%	12/03/21	4,899,949
8,400,000	Fiserv, Inc.	0.16%	12/07/21	8,399,763
5,600,000	Fiserv, Inc.	0.15%	12/15/21	5,599,638
				18,899,350
	Machinery – 2.2%
7,700,000	Parker-Hannifin Corp.	0.25%	12/07/21	7,699,678
	Oil, Gas & Consumable Fuels – 12.2%
8,200,000	CNPC Finance HK Ltd.	0.30%	12/01/21	8,199,985
5,800,000	CNPC Finance HK Ltd.	0.30%	12/03/21	5,799,969
11,400,000	Enbridge US, Inc.	0.20%	12/02/21	11,399,921
12,200,000	Energy Transfer L.P.	0.40%	12/09/21	12,199,039
5,000,000	ONEOK, Inc.	0.20%	12/07/21	4,999,733
				42,598,647
	Real Estate Management & Development – 3.3%
11,400,000	Healthpeak Properties, Inc.	0.17%	12/01/21	11,399,951
	Tobacco – 4.0%
9,000,000	BAT International Finance PLC	0.20%	12/08/21	8,999,310
5,000,000	BAT International Finance PLC	0.20%	12/09/21	4,999,841
				13,999,151
	Trading Companies & Distributors – 2.4%
8,300,000	Mitsubishi HC Capital America, Inc.	0.17%	12/10/21	8,299,703
	Total Commercial Paper			317,488,514
	(Cost $317,489,326)

Shares	Description	Value
MONEY MARKET FUNDS – 0.1%
400,206	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (a)	400,206
	(Cost $400,206)

Total Investments – 91.0%(b)	317,888,720
(Cost $317,889,532)
Net Other Assets and Liabilities – 9.0%	31,609,069
Net Assets – 100.0%	$349,497,789

(a)	Rate shown reflects yield as of November 30, 2021.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $877 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,689. The net unrealized depreciation was $812.

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Commercial Paper*	$ 317,488,514	$ —	$ 317,488,514	$ —
Money Market Funds	400,206	400,206	—	—
Total Investments	$ 317,888,720	$ 400,206	$ 317,488,514	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $317,889,532)	$ 317,888,720
Receivables:
Investment securities sold	52,158,478
Interest	230,796
Prepaid expenses	3,461
Total Assets	370,281,455
LIABILITIES:
Due to custodian	3,766
Payables:
Investment securities purchased	20,698,262
Legal fees	18,105
Audit and tax fees	16,553
Administrative fees	15,782
Shareholder reporting fees	12,562
Custodian fees	8,481
Trustees’ fees and expenses	3,219
Transfer agent fees	2,041
Financial reporting fees	771
Other liabilities	4,124
Total Liabilities	20,783,666
NET ASSETS	$349,497,789
NET ASSETS consist of:
Paid-in capital	$ 351,128,646
Par value	358,316
Accumulated distributable earnings (loss)	(1,989,173)
NET ASSETS	$349,497,789
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$9.75
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	35,831,569

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Operations
For the Six Months Ended November 30, 2021 (Unaudited)
INVESTMENT INCOME:
Interest	$ 6,642,367
Other	120,799
Total investment income	6,763,166
EXPENSES:
Investment advisory fees	1,722,405
Interest and fees on loans	283,002
Administrative fees	126,212
Shareholder reporting fees	36,326
Custodian fees	25,762
Listing expense	22,874
Legal fees	13,092
Transfer agent fees	10,385
Trustees’ fees and expenses	8,202
Audit and tax fees	7,653
Financial reporting fees	4,625
Excise tax expense	(165,440)
Other	20,377
Total expenses	2,115,475
Fees waived by the investment advisor	(764,726)
Net expenses	1,350,749
NET INVESTMENT INCOME (LOSS)	5,412,417
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(298,464)
Net change in unrealized appreciation (depreciation) on:
Investments	(348,042)
Foreign currency translation	(1,947)
Net change in unrealized appreciation (depreciation)	(349,989)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(648,453)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,763,964
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statements of Changes in Net Assets
	Six Months Ended 11/30/2021 (Unaudited)	Year Ended 5/31/2021
OPERATIONS:
Net investment income (loss)	$ 5,412,417	$ 11,956,805
Net realized gain (loss)	(298,464)	(1,333,220)
Net change in unrealized appreciation (depreciation)	(349,989)	22,994,485
Net increase (decrease) in net assets resulting from operations	4,763,964	33,618,070
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,856,075)	(6,757,834)
Total increase (decrease) in net assets	2,907,889	26,860,236
NET ASSETS:
Beginning of period	346,589,900	319,729,664
End of period	$ 349,497,789	$ 346,589,900
COMMON SHARES:
Common Shares at end of period	35,831,569	35,831,569

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Cash Flows
For the Six Months Ended November 30, 2021 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,763,964
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(734,474,624)
Sales, maturities and paydown of investments	869,883,794
Net amortization/accretion of premiums/discounts on investments	(689,604)
Net realized gain/loss on investments	298,464
Net change in unrealized appreciation/depreciation on investments	348,042
Changes in assets and liabilities:
Decrease in interest receivable	700,913
Decrease in prepaid expenses	23,450
Increase in due to custodian	3,766
Decrease in interest and fees payable on loans	(43,823)
Decrease in investment advisory fees payable	(348,814)
Decrease in audit and tax fees payable	(62,693)
Decrease in legal fees payable	(10,956)
Decrease in shareholder reporting fees payable	(4,700)
Decrease in administrative fees payable	(10,294)
Increase in custodian fees payable	1,209
Decrease in transfer agent fees payable	(1,297)
Increase in trustees’ fees and expenses payable	627
Decrease in excise tax payable	(165,440)
Increase in other liabilities payable	1,162
Cash provided by operating activities		$140,213,146
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(1,856,075)
Repayment of borrowings	(139,000,000)
Cash used in financing activities		(140,856,075)
Decrease in cash		(642,929)
Cash at beginning of period		642,929
Cash at end of period		$—
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$326,825
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 11/30/2021 (Unaudited)	Year Ended				Period Ended 5/31/2017 (a)
		5/31/2021	5/31/2020	5/31/2019	5/31/2018
Net asset value, beginning of period	$ 9.67	$ 8.92	$ 9.48	$ 9.64	$ 9.88	$ 9.85
Income from investment operations:
Net investment income (loss)	0.15	0.34	0.40	0.48	0.47	0.17
Net realized and unrealized gain (loss)	(0.02)	0.60	(0.63)	(0.16)	(0.21)	0.00 (b)
Total from investment operations	0.13	0.94	(0.23)	0.32	0.26	0.17
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.19)	(0.33)	(0.48)	(0.50)	(0.13)
Common Shares offering costs charged to paid-in capital	—	—	—	—	—	(0.02)
Premiums from shares sold in at the market offering	—	—	—	—	—	0.01
Net asset value, end of period	$9.75	$9.67	$8.92	$9.48	$9.64	$9.88
Market value, end of period	$9.72	$9.47	$8.26	$8.87	$9.37	$10.00
Total return based on net asset value (c)	1.38%	10.75%	(2.30)%	3.67%	2.83%	1.59%
Total return based on market value (c)	3.20%	17.12%	(3.30)%	(0.21)%	(1.24)%	1.28%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 349,498	$ 346,590	$ 319,730	$ 339,642	$ 345,578	$ 353,941
Ratio of total expenses to average net assets	1.21% (d)	1.81%	2.41%	2.66%	2.10%	1.69% (d)
Ratio of net expenses to average net assets	0.77% (d)	1.81%	2.41%	2.66%	2.10%	1.69% (d)
Ratio of total expenses to average net assets excluding interest expense	1.05% (d)	1.46%	1.41%	1.38%	1.33%	1.28% (d)
Ratio of net investment income (loss) to average net assets	3.11% (d)	3.57%	4.34%	5.01%	4.84%	3.86% (d)
Portfolio turnover rate	1%	76%	68%	61%	95%	61%
Indebtedness:
Total loans outstanding (in 000’s)	$ —	$ 139,000	$ 116,000	$ 148,000	$ 119,000	$ 128,000
Asset coverage per $1,000 of indebtedness (e)	$ —	$ 3,493	$ 3,756	$ 3,295	$ 3,904	$ 3,765

(a)	The Fund was seeded on November 15, 2016 and commenced operations on December 21, 2016.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results. The total returns would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
1. Organization
First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on October 14, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FIV” on the New York Stock Exchange (“NYSE”).
The investment objectives of the Fund are to seek a high level of current income and to return $9.85 per Common Share of beneficial interest of the Fund to the holders of Common Shares on or about February 1, 2022. Under normal market conditions, the Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of senior secured floating-rate loans (“Senior Loans”)(1) of any maturity. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The NAV of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Commercial paper is fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to,

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
C. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$6,757,834
Capital gains	—
Return of capital	—
As of May 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$9,859,067
Undistributed capital gains	—
Total undistributed earnings	9,859,067
Accumulated capital and other losses	(14,920,442)
Net unrealized appreciation (depreciation)	164,313
Total accumulated earnings (losses)	(4,897,062)
Other	—
Paid-in capital	351,486,962
Total net assets	$346,589,900
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2021, the Fund had $13,804,621 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2021, the Fund incurred $1,115,821 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of November 30, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Fund and First Trust have entered into an agreement whereby First Trust has agreed to waive the management fee payable by the Fund for the period beginning September 1, 2021 through the termination date. During the six months ended November 30, 2021, the Advisor waived fees of $764,726.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2021, were $3,225,154 and $492,118,012, respectively.
5. Borrowings
During the six-months ended November 30, 2021, the Fund had a committed facility agreement (the “agreement”) with The Bank of Nova Scotia (“Scotia”). As the Fund approached its termination date, the Fund reduced the maximum commitment amount of its Scotia agreement from $151,000,000 down to $0. The Scotia agreement was terminated on September 24, 2021. During the six-months ended November 30, 2021, the borrowing rate under facility was equal to the 1-month LIBOR plus 0.775%. When LIBOR loans were not available, the Fund requested alternate base rate loans in which case the exact interest rate was determined at the time of borrowing. In addition, under the facility, the Fund paid a commitment fee of 0.25% on the undrawn amount of such facility when the utilization was below 75% of the maximum commitment amount, and 0.15% in all other events. For the six months ended November 30, 2021, the average amount outstanding was $89,858,407 with a weighted average interest rate of 0.94%. As of November 30, 2021, the Fund had no outstanding borrowings. The high and low annual interest rates for the six months ended November 30, 2021 were 0.96% and 0.93%, respectively.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has identified the following event that occurred subsequent to the end of the period covered by this report:
As planned, the Fund completed its termination and liquidation following the close of business on December 15, 2021. The termination and liquidation were performed in accordance with the Fund’s investment objectives and governing documents, consistent with the Fund’s previously announced liquidation plans.

Additional Information
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 13, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Senior Floating Rate 2022 Target Term Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 17,595,286 and the number of votes withheld was 13,571,438. The number of votes cast in favor of Mr. Kadlec was 17,488,182 and the number of votes withheld was 13,678,542. James A. Bowen, Denise M. Keefe, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 26, 2021 meeting, the Board also received a presentation from representatives of the Advisor’s Leveraged Finance Investment Team discussing the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult, and (ii) not all peer funds are target term funds. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2020 and outperformed the Performance Universe median for the three-year period ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one- and three-year periods ended December 31, 2020. The Board noted the Leveraged Finance Investment Team’s discussion of the Fund’s performance at the April 26, 2021 meeting. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2020 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
November 30, 2021 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate 2022 Target Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 3, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 3, 2022

* Print the name and title of each signing officer under his or her signature.